Gain on Sale of Product Lines	12 Months Ended
Jun. 30, 2013
Gain on Sale of Product Lines [Abstract]
Gain on Sale of Product Lines
8. Gain on Sale of Product Lines

ThermoLine
On December 31, 2012, the Company entered into an Asset Purchase Agreement for the sale of certain of the assets, rights and properties of the ThermoLine product line for $500,000 and the manufacture of certain spare parts for $35,000. The Company recognized the $161,000 gain on sale, net of transaction costs, upon delivery of the assets which occurred during the quarter ended March 31, 2013. The gain on sale was calculated as follows:

Proceeds	$535,000
Less:
Inventories, net	351,000
Equipment, net	4,000
Transaction costs	19,000
Gain on sale	$161,000

CryoSeal
In June 2010, the Company and Asahi entered into an amendment (the "Amendment") of their Distribution and License Agreement, originally effective March 28, 2005. Under the terms of the Amendment, Asahi obtained exclusive rights to distribute the CryoSeal System in South Korea, North Korea, Taiwan, the People’s Republic of China, the Philippines, Thailand, Singapore, India and Malaysia. These rights included the exclusive right to market, distribute and sell the processing disposables and Thrombin Reagent for production of thrombin in a stand-alone product.

In connection with the above-described Amendment, the Company and Asahi also entered into an Option Agreement (the “Option Agreement”) and on June 30, 2012, Asahi exercised the option to purchase certain intangible assets related to this product line, including all associated patents and engineering files for $2,000,000. In connection with the notice of exercise, the Amendment automatically terminated. Payment of the $2,000,000 was based upon completion of certain provisions of the Option Agreement. As such, the Company recognized the gain on sale upon completion of those provisions, which occurred in July 2012. The $2,000,000 payment was received in August 2012.